EXHIBIT 10.P




                                EXECUTIVE OPTIONAL DEFERRED

                                     COMPENSATION PLAN

                                            OF

                                   KU ENERGY CORPORATION









                                       January 1993

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                       EXECUTIVE OPTIONAL DEFERRED COMPENSATION PLAN

                                            OF

                                   KU ENERGY CORPORATION





                                     ARTICLE I - PLAN



              This Plan is an  unfunded Deferred Compensation arrangement for a select  group of  management or highly  compensated employees who are rendering service to the Employer.





                                 ARTICLE II - DEFINITIONS



              For  purposes  of the  Plan,  the  following definitions  shall control:



              2.1     "Annual  Performance  Incentive  Plan"  --  The  annual

                      incentive plan(s) sponsored  by the Company  as amended

                      from time to time.



              2.2     "Beneficiary" --  Any person  or persons  designated by

                      the Executive to receive amounts  payable in accordance

                      with this Plan in  the event of the  Executive's death.

                      If  no  Beneficiary  has   been  designated  or  if  no


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                      designated Beneficiary shall survive the Executive, the

                      Executive's  Beneficiary  shall  be deemed  to  be  his

                      estate.



              2.3     "Committee" -- The Compensation Committee of the  Board

                      of Directors of the Company.



              2.4     "Company"  --  KU  Energy  Corporation,  and successors

                      thereto.



              2.5     "Death" -- Death from any cause.



              2.6     "Deferred  Compensation" --  The portion of  a Partici-

                      pant's  annual incentive  award (if  any) which  may be

                      paid  to the  Participant  under  the Company's  Annual

                      Performance Incentive Plan(s) that has been deferred to

                      this Plan.



              2.7     "Deferred Compensation Account(s)"  or "Account(s)"  --

                      The accounts that  may be established each  year by the

                      Employer as a book reserve for each of its Participants

                      to which shall be credited the sum of the Participant's

                      Deferred Compensation  for that year plus  any earnings

                      credited thereafter in accordance with Article VI.



               2.8    "Deferral  Election Form"  --  The form  made available


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                      annually by  the Committee to an  Executive which, when

                      properly   executed  by  the   Executive,  effects  his

                      participation  in  the  Plan  for  the  next  following

                      Performance  Cycle.   A copy  of the  Deferral Election

                      Form is attached hereto as Exhibit A and is made a part

                      hereof.



              2.9     "Disability" -- A physical  or mental condition arising

                      after the effective date of  this Plan which prevents a

                      Participant   from  engaging   in  any   occupation  or

                      employment  for remuneration or  profit, except for the

                      purpose  of rehabilitation  not incompatible  with such

                      findings.   The  determination shall  be made    (i) on

                      medical evidence  by a  licensed physician assigned  by

                      the Committee, or   (ii) on evidence that the  Partici-

                      pant  is eligible  for  disability  benefits under  the

                      Social  Security   Act  in   effect  at  the   date  of

                      disability.    Disability  shall  exclude  disabilities

                      arising from   (a) intentionally self-inflicted  injury

                      or self-induced illness; or   (b) a proven unlawful act

                      or enterprise on the part of the Participant.



              2.10    "Employer"  --  The  Company   and  any  subsidiary  or

                      affiliated entity  to which the Plan is extended by the

                      Board of Directors of the Company  and which adopts the

                      Plan.


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              2.11    "Executive"  --  Any management  or  highly compensated

                      employee of an Employer who  is deemed by the Committee

                      to be eligible for participation in this Plan.



              2.12    "Participant"   --  Any   employee  designated   as  an

                      Executive   who  elects  to  participate  in  the  Plan

                      according to Article IV or a person who was such at the

                      time   of   his   Retirement,   Death,   Disability  or

                      Termination  of  Service  and  who  retains,  or  whose

                      Beneficiary obtains, a benefit under the Plan which has

                      not been forfeited or distributed.



              2.13    "Performance Cycle" -- The  period of time during which

                      the  value  of  an  award under  the  Company's  Annual

                      Performance Incentive Plan is determined.



              2.14    "Plan" -- The Executive Optional  Deferred Compensation

                      Plan  of KU  Energy  Corporation as  described in  this

                      instrument, effective  January 1, 1993, and,  as may be

                      amended, thereafter.



              2.15    "Return  on  Capital" --  The  result  of dividing  the

                      Company's  net income  before interest  charges by  the

                      Company's total capitalization as both  are reported on

                      the Company's financial statements.




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              2.16    "Termination  of Service"  -- The  termination for  any

                      reason  of  a  Participant's employment  as  a  regular

                      employee  of  the  Employer  and  the  members  of  any

                      controlled  group  of   corporations  (as  defined   in

                      Section 414(b)   of   the    Internal   Revenue    Code

                      (the 'Code')) of  which the  Employer is a  member, the

                      members of any group of trades  or businesses which are

                      under common  control (as defined in  Section 414(c) of

                      the  Code)  of which  the  Employer  is a  member,  the

                      members of any affiliated  service group (as defined in

                      Section 414(m) of the Code) of  which the Employer is a

                      member,  and  all  other  organizations  deemed  to  be

                      affiliated  with the  Employer under  Section 414(o) of

                      the Code.





                         ARTICLE III - ADMINISTRATION OF THE PLAN



              The  Plan will be administered by the Committee.  The Committee is  authorized to interpret the Plan and to establish and amend

              rules  and  regulations   necessary  for  Plan  administration.

              Decisions  of the  Committee shall  be binding  on  all persons claiming  rights under the Plan.  The Committee may employ such counsel  (who may  be  counsel for  any Employer),  consultants and/or  agents  and may  arrange for  such  services as  it may determine to be necessary  or appropriate in the administration


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              of  the  Plan.   All  expenses  incurred  by  the Committee  in

              administering the Plan shall be paid by the Employers.





                                 ARTICLE IV - PARTICIPANTS



              4.1     Any Executive may elect  to have all or any  portion of

                      his  award  under  the  Company's   Annual  Performance

                      Incentive Plan  deferred and credited with  earnings in

                      accordance with the terms and conditions of the Plan.



              4.2     An Executive  desiring to exercise  such election under

                      Paragraph 4.1 shall notify  the Committee each  time he

                      wishes to  exercise a  deferral election.   Such notice

                      must  be  in  writing,  on  a  Deferral  Election  Form

                      provided  by  the  Committee,   and  delivered  to  the

                      Committee  not later  than the  December 31st preceding

                      the start of a new  Performance Cycle.  In the  case of

                      the  1993  Performance  Cycle  only,  an  Executive may

                      deliver such notice to the Committee by March 17, 1993.

                      In addition,  if an Executive becomes  a participant in

                      the Company's  Annual Performance Incentive Plan  for a

                      Performance Cycle as of  a date other than January 1st,

                      that Executive may deliver such notice to the Committee

                      within 30 days of the  date as of which  that Executive

                      becomes   a  participant  in   the  Annual  Performance


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                      Incentive  Plan.   Once delivered  to the  Committee, a

                      deferral election  as made on a  Deferral Election Form

                      shall be irrevocable.



              4.3     The amount  of  a Participant's  Deferred  Compensation

                      shall  be credited to his Deferred Compensation Account

                      at the time such amount would  have otherwise been paid

                      to him under the Company's Annual Performance Incentive

                      Plan but for his deferral election under the Plan.



              4.4     No  Participant  or  his  designated  Beneficiary shall

                      acquire   any  property   interest   in  his   Deferred

                      Compensation   Account  or  any  other  assets  of  the

                      Employer, their  rights being limited to receiving from

                      the  Employer deferred  payments as  set forth  in this

                      Plan and  these rights  are conditioned  upon continued

                      compliance with the terms  and conditions of this Plan.

                      To the  extent,  that any  Participant  or  Beneficiary

                      acquires a  right to receive benefits  under this Plan,

                      such  right shall be no  greater than the  right of any

                      unsecured general creditor of the Employer.





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                      ARTICLE V - CONTINUED PARTICIPATION IN THE PLAN


              A Participant shall  not actively participate  in the Plan  for any Performance  Cycle for which  a Deferral Election  Form has not been timely executed and filed as provided by Paragraph 4.2

              herein.     In  this  event,  such   a  Participant's  Deferred

              Compensation  Account(s) shall  continue to  be subject  to the provisions of  the Plan  and all previously  submitted Deferral

              Election  Forms.    For   subsequent  Performance  Cycles,   an

              Executive  may   again   actively  participate   hereunder   by

              submitting the appropriate Deferral Election Form in accordance with the provisions of Article IV hereunder.





                            ARTICLE VI - CREDITING OF EARNINGS



              Each calendar quarter  each Participant's Deferred Compensation

              Account  will  be credited  with  earnings in  addition  to any amounts credited to such account under Article IV of this Plan.

              Such  earnings shall be equal  to the interest  that would have been  earned during such calendar quarter on the average of the balances  of  the Participant's  account  at  the end  of  each calendar month during such calendar quarter at a rate per annum equal to the  greater of  (1)  the Company's Return on  Capital for  the twelve-month  period  that ends  coincident with  that

              quarter or   (2) the 13 week Treasury bill  rate as reported in

              the Wall Street  Journal on the  first business day  coinciding with or next following the end of that calendar quarter.


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               ARTICLE VII - DISTRIBUTION OF AMOUNTS DEFERRED UNDER THE PLAN



              All  payments for the Plan will be  made in cash.  The Partici-

              pant will receive payments from the Plan in accordance with the

              Deferral   Election  Form(s)  on  file.    Notwithstanding  the

              preceding sentence,  the remaining  balance of a  Participant's

              Deferred Compensation Account  will be  paid in a  lump sum  as soon as practical after  a Participant's Termination of Service or if a change of control occurs as described in Article XI.





                                   ARTICLE VIII - DEATH



              8.1     At the time that an Executive becomes a Participant, he

                      shall designate in writing a Beneficiary to receive any

                      payments to which he would have been entitled under the

                      terms of  this Plan.   The  Beneficiary referred  to in

                      this  paragraph may  be  designated or  changed by  the

                      Executive   (without   the   consent   of   any   prior

                      Beneficiary) on  a form  provided by the  Committee and

                      delivered to  the Committee  before his  Death.  If  no

                      such Beneficiary  shall have been designated,  or if no

                      designated  Beneficiary  shall  survive the  Executive,

                      payments shall be payable to the Executive's estate.




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              8.2     If the Executive's employment  is terminated because of

                      Death  or  if  the   Executive  should  die  after  his

                      Termination   of  Service   but  before   his  Deferred

                      Compensation  Account balance has  been paid,  then the

                      Employer   shall  make  payments   of  the  Executive's

                      remaining balance in  his Deferred Compensation Account

                      to his designated Beneficiary in the same manner and to

                      the extent as provided in Article VII.



              8.3     If after  the Executive's Death, all  of his designated

                      Beneficiary(ies) should  die  before all  payments  are

                      made  by the Employer, then the  value of the remaining

                      payments  shall be paid as  promptly as possible in one

                      lump sum  to  the estate  of the  last to  die of  such

                      designated Beneficiary(ies).





                                  ARTICLE IX - DISABILITY



              If  the  Executive's   employment  is  terminated   because  of

              Disability,  then  the  Employer  shall make  payments  to  the

              Executive in the same manner and to the same extent as provided in Article VII.








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                                  ARTICLE X - INCAPACITY



              If the Committee shall find that any person to whom any payment is  payable under this Plan  is unable to  care for his affairs because of illness or accident, or  is a minor, any payment due

              (unless a prior claim therefore shall have been made  by a duly appointed guardian, committee or  legal representative)  may be paid to the spouse, a child, a parent, a brother or a sister or to any person  deemed by the Committee in such  a manner as the

              Committee shall determine.  For all determinations made by  the

              Committee  under this  Article, the  Committee shall  have full acquittance.  Any such payment shall be a complete discharge of the liabilities of the Employer under this agreement.





                              ARTICLE XI - CHANGE IN CONTROL



              A  "change  in control"  for purposes  of  the Plan  shall have occurred  if  at any  time any  of  the following  events shall occur:



                      a)   The Company or  KU (as defined below) is merged or

                           consolidated  or reorganized into  or with another

                           corporation or other legal person, and as a result

                           of such merger,  consolidation, or  reorganization

                           less than a majority  of the combined voting power


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                           of   the   then-outstanding  securities   of  such

                           corporation  or  person  immediately   after  such

                           transaction  is  held  in  the  aggregate  by  the

                           holders   of   the   then-outstanding   securities

                           entitled  to vote  generally  in the  election  of

                           directors  (the  "Voting  Stock") of  the  Company

                           immediately prior to such transaction;



                      b)   The Company or KU sells or otherwise transfers all

                           or substantially  all of  its assets to  any other

                           corporation or other legal entity, and as a result

                           of  such sale or transfer less  than a majority of

                           the  combined voting power of the then-outstanding

                           securities of  such  other corporation  or  entity

                           immediately after such sale or transfer is held in

                           the aggregate  by the  holders of Voting  Stock of

                           the  Company  immediately prior  to  such  sale or

                           transfer;



                      c)   There   is  a  report  filed  on  Schedule 13D  or

                           Schedule 14D-1 (or any successor schedule, form or

                           report  or  item  therein),  each  as  promulgated

                           pursuant to  the Securities Exchange Act  of 1934,

                           as amended  (the "Exchange Act"),  disclosing that

                           any  person  (as  the  term "person"  is  used  in

                           Section 13(d)(3)   or   Section 14(d)(2)  of   the


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                           Exchange Act) has become  the beneficial owner (as

                           the  term  "beneficial  owner"  is  defined  under

                           Rule 13d-3  or any  successor  rule or  regulation

                           promulgated  under the Exchange Act) of securities

                           representing 10%  or more of  the combined  voting

                           power of  the Voting Stock  of the Company  or the

                           Voting Stock of KU;



                      d)   The  Company  or  KU   files  a  report  or  proxy

                           statement   with   the  Securities   and  Exchange

                           Commission pursuant to the Exchange Act disclosing

                           in response  to Form 8-K or  Schedule 14A (or  any

                           successor  schedule,  form   or  report  or   item

                           therein) that  a change in control  of the Company

                           or  KU has  or may  have occurred  or will  or may

                           occur in the future  pursuant to any then-existing

                           contract or transaction; or



                      e)   If  at   any  time   during  any  period   of  two

                           consecutive   years,   individuals   who  at   the

                           beginning  of  any   such  period  constitute  the

                           directors  of  the Company  or  KU  cease for  any

                           reason to constitute at  least a majority thereof,

                           unless  the   election,  or  the   nomination  for

                           election by such  company's stockholders, of  each

                           director of such company first elected during such


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                           period  was approved  by a vote  of at  least two-

                           thirds of the directors of such company then still

                           in office  who were  directors of such  company at

                           the beginning of any such period.



              Notwithstanding  the foregoing  provisions of  paragraph (c) or

              (d) above, unless  otherwise determined in  a specific case  by majority vote of the Board of  Directors of the Company and KU,

              a "change in control" shall not be deemed to have  occurred for

              purposes of the Plan  solely because (i) the Company,   (ii) an

              entity   in  which  the  Company,  KU  or  one  or  more  other

              Subsidiaries directly  or indirectly beneficially  owns 50%  or more of  the voting  securities (a "Subsidiary"),  or (iii) any

              Company-sponsored,   KU-sponsored,    or   Subsidiary-sponsored

              employee  stock ownership  plan or  any other  employee benefit plan  of the Company, KU or Subsidiary, either files or becomes obligated to  file a report  or a proxy  statement under  or in

              response   to   Schedule 13D,   Schedule 14D-1,   Form 8-K   or

              Schedule 14A (or any successor schedule, form or report or item

              therein)   under  the   Exchange  Act,   disclosing  beneficial

              ownership by it of shares of Voting Stock of the Company or KU,

              whether  in excess of 10% or otherwise, or because the Company,

              KU or  a Subsidiary  reports that a  change in  control of  the

              Company or KU has or may have occurred or will or may occur  in

              the future by  reason of such  beneficial ownership.   Notwith-

              standing the foregoing provisions of this Article XI, a "change


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              in control" shall  not be deemed to have  occurred by reason of the Reorganization.



              For purposes of this Article XI:

                      "KU" shall mean Kentucky Utilities Company.

                      "Reorganization"  shall  mean  the corporate  reorgani-

              zation  whereby the Company became the holding company of KU as approved by  the Board of Directors  of KU on May 16,  1988 and

              May 27, 1988.





                              ARTICLE XII - AMENDMENT OF PLAN



              The  Plan may be amended in whole  or in part from time to time by  the Company.  Notice of every such amendment shall be given in writing to  each Participant and  Beneficiary of a  deceased

              Participant.





                               ARTICLE XIII - MISCELLANEOUS



              13.1    Neither this Agreement, nor  any action of the Employer

                      or Committee,  nor any  election to  defer Compensation

                      hereunder shall  be construed  to confer on  any person

                      any legal right to  be continued as an employee  of the

                      Employer.


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               13.2   Except as required by law, no right of the Executive or

                      Beneficiary to  receive payments under this  Plan shall

                      be  subject  to anticipation,  commutation, alienation,

                      sale,  assignment,  encumbrance,  charge,   pledge,  or

                      hypothecation  or  to  execution,  attachment,  levy or

                      similar process  or assignment by operation  of law and

                      any attempt,  voluntary or  involuntary, to effect  any

                      such action shall be null and void and of no effect.



              13.3    The Employer shall  have the right  to deduct from  all

                      payments any taxes required by  law to be withheld with

                      respect to any payments made under this Plan.



              13.4    Masculine pronouns  used herein  shall refer to  men or

                      women or  both, and nouns  when stated in  the singular

                      shall include the plural and when  stated in the plural

                      shall include the singular wherever appropriate.



              13.5    This Plan  shall be  construed  under the  laws of  the

                      Commonwealth of Kentucky.














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              IN  WITNESS THEREOF,  the Company  has caused  this Plan  to be

              executed   by  its   duly  authorized   officers  as   of  this

              19th day of February, 1993.






              WITNESSES:                   KU ENERGY CORPORATION




              /s/ Janice Houp              By: /s/ John T. Newton
                                                    President




              /s/ Nora Bentley             Attest: /s/ George S. Brooks II
                                                   Secretary

                                           (SEAL)





















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                                                                   EXHIBIT A





                       EXECUTIVE OPTIONAL DEFERRED COMPENSATION PLAN

                                            OF

                                   KU ENERGY CORPORATION





                                  DEFERRAL ELECTION FORM



              This election  is  in accordance  with  the provisions  of  the

              Executive Optional Deferred Compensation  Plan (the Plan) of KU

              Energy Corporation (the Company) and is made this ______ day of

              _________________, 19_____,  by __________________________ (the

              Executive).   By making such  election, I understand  and agree

              that I become a party  to said Plan, and  agree to be bound  by

              its  terms and  conditions.   I  further  understand that  this

              election is irrevocable.



              In accordance with the provisions of the Plan I hereby elect to defer for the Performance Cycle commencing on January 1, 19____

              and maturing on  December 31,  19____ the  following amount  of compensation  that may  be payable  to  me under  the Company's

              Annual Performance Incentive Plan for services rendered  during that Performance Cycle.



              The lessor of ________% of any incentive payment or $_________.

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              I understand that this election will remain in effect only for the above indicated  Performance Cycle and that  a new Deferral

              Election  Form must  be  completed for  each other  Performance

              Cycle that I wish to participate in the Plan.



              I further  elect that  the value  of  my Deferred  Compensation

              Account for the above indicated Performance Cycle be payable to me on the first day of ______________, 19____.



                      IN  WITNESS WHEREOF, I hereunto  set my hand  as of the

              date first above written.





              ______________________________  ______________________________
                 (Witness)                       (Executive)





              Received and  accepted on behalf of  the Compensation Committee of the Board of Directors of KU Energy Corporation.





                                              KU ENERGY CORPORATION





              Dated _______________________   By ___________________________

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